                                Exhibit 10(xxiii)




                    INSTRUMENT OF WITHDRAWAL AND TRANSFER OF
                              LIABILITIES FROM THE
                        NORTH AMERICAN COAL CORPORATION
              DEFERRED COMPENSATION PLAN FOR MANAGEMENT EMPLOYEES
              ---------------------------------------------------


                 NACCO Industries, Inc. ("NACCO") has provided excess Before Tax and Matching Employer Contributions to certain of its employees ("NACCO 401(k) Employees") through The North American Coal Corporation Deferred Compensation Plan for Management Employees (the "North American Coal Plan"). Effective January 1, 1995, NACCO shall provide such excess Before Tax and Matching Employer Contributions to NACCO 401(k) Employees through the NACCO Materials Handling Group, Inc. Unfunded Benefit Plan (the "Plan"). The liabilities of NACCO to NACCO 401(k) Employees for such excess Before Tax and Matching Employer Contributions shall continue after January 1, 1995, under the Plan. Any such liabilities of NACCO existing as of December 31, 1994 under the North American Coal Plan shall be transferred from the North American Coal Plan to the Plan effective January 1, 1995. NACCO hereby withdraws from the North American Coal Plan effective December 31, 1994.


Date: 12/30/94                                NACCO INDUSTRIES, INC.


                                              By: Steven M. Billick
                                                 ------------------

                                              Title: Vice President & Controller
                                                    ----------------------------

                 This Instrument of Withdrawal and Transfer of Liabilities and the terms and provisions hereof are hereby consented to by The North American Coal Corporation, the sponsor of the North American Coal Plan.

                                              THE NORTH AMERICAN COAL
                                              CORPORATION


                                              By: Charles A. Bittenbender
                                                 ------------------------

                                              Title: Assistant Secretary
                                                    --------------------




CL Doc: 137632.1
NYMAIN Doc: 93993.1
504810-145-019